Exhibit 10.61

AMENDMENT NO. 1 TO SALE BONUS LETTER AGREEMENT

This Amendment No. 1 to the Sale Bonus Letter Agreement (this “Amendment”) is entered into as of December 2, 2011, by and between (i) Mark C. Arnold (“you”) and (ii) GSE Holding, Inc. (the “Company”).  You and the Company are collectively referred to herein as the “Parties” and individually as a “Party.”  Unless otherwise specified herein, capitalized terms used in this Amendment have the meanings set forth in the Sale Bonus Letter Agreement (as defined below).

WHEREAS, the Parties are each a party to that certain Sale Bonus Letter Agreement, dated as of March 4, 2010 (as amended, the “Sale Bonus Letter Agreement”).

WHEREAS, Section 4(a) of the Sale Bonus Letter Agreement provides that amendments may be made to the Sale Bonus Letter Agreement by execution of a writing signed by you and the Company.

WHEREAS, you and the Company wish to amend certain provisions of the Sale Bonus Letter Agreement as set forth herein.

NOW, THEREFORE, you and the Company hereby agree as follows:

1.                                       Section 4(f). A new Section 4(f) is hereby added to the Sale Bonus Letter Agreement to read as follows:

“(f)                              This Agreement will automatically terminate upon the consummation of an “Initial Public Offering” (as defined in that certain IPO Bonus and Dividend Bonus Letter Agreement, dated as of September 16, 2010, by and between you and the Company, as amended by that certain Amendment No. 1, dated as of the date hereof).”

2.                                       Miscellaneous.  The provisions of the Sale Bonus Letter Agreement set forth in Section 4 thereof shall apply mutatis mutandis to this Amendment. The Sale Bonus Agreement, as amended hereby, is and remains in full force and effect.

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IN WITNESS WHEREOF, the Parties set forth below have executed this Amendment as of the date first above written.

GSE HOLDING, INC.

By:	/s/ William F. Lacey
Name:	William F. Lacey
Its:	Chief Financial Officer

By:	/s/ Mark C. Arnold
Name:	Mark C. Arnold

Signature Page to Amendment No. 1 to the Sale Bonus Letter Agreement